SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 29, 2004

Wells Real Estate Fund V, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-21580	58-1936904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the Marathon Building

On December 29, 2004, Fund V, Fund VI, and Fund VII Associates (the “Joint Venture”), a joint venture among Wells Real Estate Fund V, L.P. (the “Registrant”), Wells Real Estate Fund VI, L.P., and Wells Real Estate Fund VII, L.P., sold an office building containing approximately 76,000 rentable square feet located in Appleton, Wisconsin (the “Marathon Building”) to an unaffiliated third party for a gross sales price of $10.25 million, less credits and closing costs.

The Registrant holds an equity interest of approximately 16.46% in the Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sale of the Marathon Building were approximately $1.6 million. The Registrant expects a gain allocation of approximately $0.5 million from the sale of the Marathon Building.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND V, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: January 4, 2005

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WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund V, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the period ended September 30, 2004.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the sale of the Marathon Building by Fund V, Fund VI, and Fund VII Associates (the “Joint Venture”), a joint venture among the Registrant, Wells Real Estate Fund VI, L.P., and Wells Real Estate Fund VII, L.P., as if the disposition and distribution of net proceeds therefrom occurred on September 30, 2004. The Registrant holds an equity interest of approximately 16.46% in the Joint Venture, which owned 100% of the Marathon Building.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the sales of the Hartford Building, the Village Overlook Property, and Stockbridge Village II (collectively, “Prior Dispositions”), and the Marathon Building as if the dispositions occurred on January 1, 2003. Fund V and Fund VI Associates sold the Hartford Building on August 12, 2003 and Stockbridge Village II on April 29, 2004. The Registrant holds an equity interest of approximately 46.4% in Fund V and Fund VI Associates, a joint venture between the Registrant and Wells Real Estate Fund VI, L.P. Fund IV and Fund V Associates sold the Village Overlook Property on September 29, 2003. The Registrant holds an equity interest of approximately 62.33% in Fund IV and Fund V Associates, a joint venture between the Registrant and Wells Real Estate Fund IV, L.P. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Hartford Building, the Village Overlook Property, Stockbridge Village II, or the Marathon Building if the transactions had occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2004 has been prepared to give effect to the sales of Stockbridge Village II and the Marathon Building as if the dispositions occurred on January 1, 2003. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of Stockbridge Village II or the Marathon Building if the transactions had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Hartford Building, the Village Overlook Property, Stockbridge Village II, and the Marathon Building been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$6,095,181	$(1,076,256	)(b)	$5,018,925
Cash and cash equivalents	4,918,504	1,634,039	(c)	6,552,543
Due from joint ventures	87,997	0		87,997

Total assets	$11,101,682	$557,783		$11,659,465

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$14,917	$0		$14,917

Partners’ capital:
Limited partners:
Class A – 1,571,566 units outstanding	11,004,766	384,766	(d)	11,389,532
Class B – 129,036 units outstanding	81,999	173,017	(d)	255,016
General partners	0	0		0

Total partners’ capital	11,086,765	557,783		11,644,548

Total liabilities and partners’ capital	$11,101,682	$557,783		$11,659,465

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on the Marathon Building of $557,783 less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of the Marathon Building ($1,634,039).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from the Joint Venture as a result of the sale of the Marathon Building.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of the Marathon Building. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	Prior Dispositions		Marathon Building		Pro Forma Total
EQUITY IN INCOME (LOSS) OF JOINT VENTURES:	$2,461,789	$(1,364,584	)(b)	$(83,155	)(e)	$(314,624)
		(1,225,525	)(c)
		(103,149	)(d)

EXPENSES:
Partnership administration	75,328	0		0		75,328
Legal and accounting	26,708	0		0		26,708
Other general and administrative	8,052	0		0		8,052

	110,088	0		0		110,088

INTEREST INCOME	9,345	0		0		9,345

NET INCOME (LOSS)	$2,361,046	$(2,693,258)		$(83,155)		$(415,367)

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$1,882,483	$(2,134,519)		$(104,723)		$(356,759)

CLASS B LIMITED PARTNERS	$478,563	$(558,739)		$21,568		$(58,608)

NET INCOME (LOSS) PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CLASS A	$1.20					$(0.23)

CLASS B	$3.59					$(0.44)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,567,279					1,567,279

CLASS B	133,324					133,324

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects equity in income of Fund V and Fund VI Associates earned by the Registrant related to the Hartford Building for the period from January 1, 2003 to August 12, 2003 (date of sale). The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income of Fund IV and Fund V Associates earned by the Registrant related to the Village Overlook Property for the period from January 1, 2003 to September 29, 2003 (date of sale). The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(d)	Reflects equity in income for the year ended December 31, 2003 of Fund V and Fund VI Associates earned by the Registrant related to the Stockbridge Village II property, which was sold on April 29, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(e)	Reflects equity in income of the Joint Venture earned by the Registrant related to the Marathon Building for the year ended December 31, 2003. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Marathon Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	Stockbridge Village II		Marathon Building		Pro Forma Total
EQUITY IN LOSS OF JOINT VENTURES:	$(84,898)	$(184,118	)(b)	$(48,305	)(c)	$(317,321)

EXPENSES:
Partnership administration	94,084	0		0		94,084
Legal and accounting	32,384	0		0		32,384
Other general and administrative	1,834	0		0		1,834

	128,302	0		0		128,302

OTHER INCOME	38,540	0		0		38,540

NET LOSS	$(174,660)	$(184,118)		$(48,305)		$(407,083)

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$96,367	$(126,351)		$(91,295)		$(121,279)

CLASS B LIMITED PARTNERS	$(271,027)	$(57,767)		$42,990		$(285,804)

NET INCOME (LOSS) PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.06					$(0.08)

CLASS B	$(2.08)					$(2.19)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,570,233					1,570,233

CLASS B	130,369					130,369

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects equity in loss for period from January 1, 2004 to April 29, 2004 (date of sale) of Fund V and Fund VI Associates related to Stockbridge Village II earned by the Registrant. The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income of the Joint Venture earned by the Registrant related to the Marathon Building for the nine months ended September 30, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Marathon Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

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